First Alliance Mortgage Loan Trust 1998-1A
                Mortgage Loan Asset Backed Notes, Series 1998-1A

            [$54,600,000] Floating Rate Notes - 1M LIBOR + [21] bps.



The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the First Alliance Mortgage Loan Trust 1998-1A transaction, and not by or as agent for First Alliance Mortgage Company (the "Seller") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Seller. PSI makes no representations as to the accuracy of such information provided to it by the Seller. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                   First Alliance Mortgage Loan Trust 1998-1A
                Mortgage Loan Asset Backed Notes, Series 1998-1A

-------------------------------------------------------------------------------

Title of Securities:    First Alliance Mortgage Loan Trust 1998-1A,
                        Floating Rate Notes (the "Notes").

Collateral:             Adjustable Rate Home Equity
                        Mortgage Loans

Prepayment
Assumption:             [30% CPR]


Approximate Size:       [$54,600,000]

Average Life
to Call (years):        [2.545]

Average Life
to maturity (years):    [2.761]

Coupon:                 The lesser of:
                        1) One Month LIBOR + [21]bps
                        2) The Available Funds Cap

Coupon Step-up:         After the Clean-up Call,
                        the lesser of:
                        1) One Month LIBOR + 2x [21] bps
                        2) The Available Funds Cap

Yield to Call:          Variable

Collateral
Adjustment Frequency:   Every 6 months (Both Interest
                        Rate & Payment)

Payment Delay (days):   NONE

Interest
Accrual Basis:          Actual/360

Dated Date:             [3/27/98]

First Payment:          [4/20/98]

Expected Maturity
without Call:           [09/20/12]

Expected Maturity
with 10% Call:          [09/20/04]

Stated Maturity:        [04/20/28]

Pricing Date:           [03/10/98]

Settlement Date:        [3/27/98]


         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   First Alliance Mortgage Loan Trust 1998-1A
                Mortgage Loan Asset Backed Notes, Series 1998-1A

--------------------------------------------------------------------------------

Seller and
Servicer:               First Alliance Mortgage Company, a California
                        corporation

Servicing Fee:          50 basis points per annum

Trustee:                The Chase Manhattan Bank

Aggregate
Collateral Balance:     $[54,600,000]

Payment Date:           The 20th day of each month or, if such day is not a
                        business day, the next succeeding business day, beginning on April 20, 1998

Record Date:            The last day of the calendar month immediately
                        preceeding the related Payment Date

Interest
Accrual Period:         Interest will accrue on the Notes from Payment Date to
                        Payment Date. For the first Payment Date, interest will accrue from the Closing Date to the first Payment Date.

Form of Notes:          Book-entry only through the same-day funds facilities of
                        DTC, Euroclear and CEDEL

Denominations:          Minimum denominations of $25,000 and multiples of $1,000
                        thereof

Prepayment
Assumption:             [30]% CPR

10% Clean-up Call:      The Servicer has the option to exercise a call and
                        redeem the notes when the aggregate mortgage loan balance equals 10% or less of the original aggregate mortgage loan balance and the original aggregate amount of the prefunding accounts. The call will be exercised at par plus accrued interest.

Coupon Step-Up:         If the Servicer does not exercise the Cleanup Call,
                        the coupon on the Notes shall be raised to 1M LIBOR + 2x
                        [21] bps, subject to the Available Funds Cap.

Available Funds Cap:    The Available Funds Cap is the weighted average of the
                        Mortgage Rates on the Mortgage Loans, less the sum of
                        (a) the Servicing Fee (50 bps), (b) beginning on the Second Payment Date from the Closing Date, the premiums due to the Note Insurer with respect to the Note
                        Insurance Policy relating to the Notes, (c) the fees due to the Trustee relating to the Notes, and (d) beginning on the [seventh] Payment Date from the Closing Date,
                        [0.50%], expressed as a percentage of the Mortgage
                        Loans, calculated as of the first day of the related
                        Remittance Period.

Interest
Carry Forward:          The Notes will have an interest carry forward feature.
                        The excess of the interest accrued on the Notes over the amount of interest actually distributed will be paid on future Remittance Dates to the extent of Available Funds prior to distributing any Excess Spread to the holder of the Residual Interest. The Interest Carryover Amount will accrue interest at the Note Rate. No interest
                        Carryover will be paid once its principal balance has been reduced to zero. The Interest Carryover Amount is not guaranteed by MBIA. There will be no make-whole of the interest carry forward at the call date.


         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   First Alliance Mortgage Loan Trust 1998-1A
                Mortgage Loan Asset Backed Notes, Series 1998-1A

--------------------------------------------------------------------------------
Pre-Funding Account:    On the Closing Date, approximately [$12,400,254.47] will
                        be deposited in a pre-funding account for the purchase of additional mortgage loans. From the Closing Date until March 31,1998 the Trust intends to purchase mortgage loans up to the entire pre-funding amounts. The additional mortgage loans, purchased with funds deposited in the prefunding account, will be subject to certain individual and aggregate group characteristics that will be more fully described in the Prospectus
                        Supplement.

                        Funds remaining in the pre-funding account will be distributed to the Noteholders as a prepayment on the April 1998 Payment Date.

Credit Enhancement:     A combination of:
                        - Overcollateralization
                        - 100% wrap from MBIA guarantee of timely interest
                          and ultimate principal

Note Ratings:           The Notes will be rated AAA by Standard & Poor's and
                        Aaa by Moody's Investor Service.

Note Insurer:           MBIA Insurance Corporation ("MBIA")
                        MBIA's claims-paying ability is rated AAA/Aaa by Standard and Poor's and Moody's.

Note
Insurance:              Timely payments of interest and the ultimate payment
                        of principal on the Notes will be 100% guaranteed by MBIA.

ERISA
Considerations:         The Notes will be ERISA eligible. Investors should
                        consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such notes.

SMMEA: The Notes will NOT constitute "mortgage related securities" for purposes of SMMEA.

Taxation:               No election will be made to treat the Trust Estate or
                        any portion thereof as a REMIC for federal income tax purposes.

                        Upon issuance of the Notes, special tax counsel will deliver its opinion that the Notes will be treated as newly originated debt obligations of the Issuer and not as representing an ownership interest in the Trust Estate or an equity interest in the Issuer or the Seller. In addition, for federal income tax tax purposes, the Issuer will not be classified (i) as an association taxable as a corporation, (ii) a taxable mortgage pool as defined in Section 1.7701(i) of the Code or (iii) a "publicly traded partnership" as defined in Treasury Regulations Section 1.7704-1. Each Owner of a Note, by its acceptance of a Note, will agree to treat the Note as indebtedness.

Prospectus:             The Notes are being offered pursuant to a Prospectus
                        which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Notes and the Collateral is contained in the Prospectus.
                        The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consumated unless the purchaser has received the Prospectus.

Further Information:    For further information, call the ABS desk at
                        (212) 778-2741, Paul Richardson at (212) 778-1507, Sean
                        Arnold at (212) 778-4921, Lina Hsu at (212) 778-1451, or
                        Joe Astorina at (212) 778-2667.


         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

AVAILABLE FUNDS CAP (30/360 Basis)

Cap: Net WAC - Trustee Fee (2 bps) - Surety Fee (13 bps) - 50 bps cushion
     (starting month 7)

DATE  Av Funds Cap
------------------
05/98   8.201
06/98   8.200
07/98   8.200
08/98   8.200
09/98   8.378
10/98   7.878
11/98   8.063
12/98   8.276
01/99   8.544
02/99   8.544
03/99   8.722
04/99   8.722
05/99   8.907
06/99   9.120
07/99   9.384
08/99   9.384
09/99   9.446
10/99   9.517
11/99   9.526
12/99   9.604
01/00   9.897
02/00   9.897
03/00   9.897
04/00   9.897
05/00   9.897
06/00   9.897
07/00   9.897
08/00   9.897
09/00   9.897
10/00   9.898
11/00   9.898
12/00   9.898
01/01   9.905
02/01   9.905
03/01   9.905
04/01   9.905
05/01   9.905
06/01   9.905
07/01   9.905
08/01   9.905
09/01   9.905
10/01   9.905
11/01   9.905
12/01   9.905    and so on...




         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------
     -  FAMT81
     -  Cut Off Date of Tape is  3/1/98
     -  ARM
     -    $42,199,745.53
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     486

Aggregate Unpaid Principal Balance:                $42,199,745.53
Aggregate Original Principal Balance:              $42,249,795.05
--------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                           8.874%
Gross Coupon Range:                             6.990% -  13.750%

Weighted Average Margin (Gross):                           5.412%
Gross Margin Range:                             3.650% -   8.490%

Weighted Average Life Cap (Gross):                        15.683%
Gross Life Cap Range:                          13.925% -  20.250%

Weighted Average Life Floor (Gross):                       8.872%
Gross Life Floor Range:                         6.990% -  13.750%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $86,830.75
Average Original Principal Balance:                    $86,933.73

Maximum Unpaid Principal Balance:                     $324,950.00
Minimum Unpaid Principal Balance:                      $14,986.64

Maximum Original Principal Balance:                   $324,950.00
Minimum Original Principal Balance:                    $15,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         349.735
Stated Rem Term Range:                         120.000 -  360.000

Weighted Average Age (Original-term - rem-term):            1.138
Age Range:                                       0.000 -    8.000

Weighted Average Original Term:                           350.873
Original Term Range:                           120.000 -  360.000

Weighted Average Original LTV:                             57.292
Original LTV Range:                             9.091% -  80.000%

Weighted Average Periodic Interest Cap:                    1.019%
Periodic Interest Cap Range:                    1.000% -   1.500%

Weighted Average Initial Periodic Cap:                     1.474%
Initial Periodic Cap Range:                     1.000% -   3.000%

Weighted Average Months to Interest Roll:                   9.409 * calculated from 3/98 to next rolldate
Months to Interest Roll Range:                           1 -   34

Weighted Average Interest Roll Frequency:                   6.000
Interest Frequency Range:                                6 -    6
--------------------------------------------------------------------------------

                                                                      ARM TYPE
------------------------------------------------------------------------------------------------------------------------------------

                                                            WA             WA      WA                Max. Orig             Total
                                  #        %                Rem     WA     Life   Life     WA           Loan              Current
       Loan Feature              Loan     Pool      WAC     Term    Age    Cap    floor   Margin        Amount            Balance
------------------------------------------------------------------------------------------------------------------------------------
6M Libor                           352    77.18    8.631   348.99    .43   15.61   8.63    5.28       $324,950        $32,569,615.95
2/13                                 3      .53    8.558   177.06   2.94   14.98   8.56    5.81        $94,700           $224,852.02
2/28                               126    21.58    9.740   356.44   3.56   15.99   9.74    5.91       $165,000         $9,108,079.54
3/27                                 5      .70    9.179   356.79   3.21   15.18   9.18    4.90        $85,000           $297,198.02
------------------------------------------------------------------------------------------------------------------------------------
Total.....                         486   100.00%   8.874   349.74   1.14   15.68   8.87    5.41       $324,950        $42,199,745.53
====================================================================================================================================

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        ORIGINAL LOAN-TO-VALUE RATIOS


                                                                Percentage of
                                          Aggregate             Cut-Off Date
                        Number of          Unpaid                 Aggregate
   Loan-To-Value        Mortgage          Principal               Principal
       Ratio              Loans            Balance                 Balance
-------------------------------------------------------------------------------
75.01 to  80.00               8           1,047,334.45               2.48
70.01 to  75.00              42           5,546,797.56              13.14
65.01 to  70.00              49           5,105,714.73              12.10
60.01 to  65.00              79           7,847,132.04              18.60
55.01 to  60.00              75           6,921,814.86              16.40
50.01 to  55.00              54           4,524,075.73              10.72
45.01 to  50.00              39           3,126,045.44               7.41
40.01 to  45.00              37           2,604,505.16               6.17
35.01 to  40.00              38           2,313,650.43               5.48
30.01 to  35.00              22           1,373,449.26               3.25
25.01 to  30.00              17             850,154.89               2.01
20.01 to  25.00              16             632,204.75               1.50
15.01 to  20.00               8             261,019.87               0.62
10.01 to  15.00               1              30,859.72               0.07
 5.01 to  10.00               1              14,986.64               0.04
-------------------------------------------------------------------------------
Total............           486         $42,199,745.53             100.00%
===============================================================================


                      GROSS MORTGAGE INTEREST RATE RANGE



                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance
-----------------------------------------------------------------------------
 6.50% < Gross Coupon <=  7.00%          3          214,655.04       0.51
 7.00% < Gross Coupon <=  7.50%         59        5,570,840.34      13.20
 7.50% < Gross Coupon <=  8.00%         80        6,986,542.06      16.56
 8.00% < Gross Coupon <=  8.50%         63        6,157,526.09      14.59
 8.50% < Gross Coupon <=  9.00%         72        6,874,813.38      16.29
 9.00% < Gross Coupon <=  9.50%         70        5,479,908.51      12.99
 9.50% < Gross Coupon <= 10.00%         61        5,129,073.48      12.15
10.00% < Gross Coupon <= 10.50%         29        2,048,074.51       4.85
10.50% < Gross Coupon <= 11.00%         32        2,523,564.41       5.98
11.00% < Gross Coupon <= 11.50%          4          169,364.93       0.40
11.50% < Gross Coupon <= 12.00%          9          716,628.43       1.70
12.00% < Gross Coupon <= 12.50%          2          154,372.54       0.37
12.50% < Gross Coupon <= 13.00%          1           84,489.00       0.20
13.50% < Gross Coupon <= 14.00%          1           89,892.81       0.21

----------------------------------------------------------------------------
Total..........                        486     $ 42,199,745.53     100.00%
============================================================================







         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                            Geographical Distribution

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance
--------------------------------------------------------------------------
Arizona                   15               1,176,849.78         2.79
California                79               9,481,543.99        22.47
Colorado                  20               1,580,102.44         3.74
Connecticut                1                  49,902.52         0.12
Dist of Col                7                 670,438.31         1.59
Florida                   20               1,503,289.70         3.56
Georgia                    8                 625,215.80         1.48
Illinois                  59               4,496,190.94        10.65
Massachusetts             28               2,188,461.56         5.19
Maryland                  21               1,686,532.56         4.00
Minnesota                 20               1,376,610.76         3.26
New Jersey                63               4,799,578.96        11.37
New York                  56               5,130,644.02        12.16
Ohio                      10                 680,106.59         1.61
Oregon                    17               1,374,436.83         3.26
Pennsylvania               7                 586,118.37         1.39
Utah                      19               1,557,544.82         3.69
Virginia                  11               1,146,896.72         2.72
Washington                25               2,089,280.86         4.95
--------------------------------------------------------------------------
Total...............     486             $42,199,745.53        100.00%
==========================================================================


                     REMAINING MONTHS TO STATED MATURITY

                                                          Percentage of
                                      Aggregate           Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance
----------------------------------------------------------------------
108 < Rem Term <= 120          1          48,091.00           0.11%
168 < Rem Term <= 180         29       1,945,908.00           4.61%
228 < Rem Term <= 240          2         194,559.03           0.46%
348 < Rem Term <= 360        454      40,011,187.50          94.81%
----------------------------------------------------------------------
Total............            486     $42,199,745.53         100.00%
======================================================================





         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance
--------------------------------------------------------------------------
   10,000 < Balance <=    15,000       1            14,986.64       0.04
   15,000 < Balance <=    20,000       1            19,950.47       0.05
   20,000 < Balance <=    25,000       4            96,041.44       0.23
   25,000 < Balance <=    30,000       8           228,015.36       0.54
   30,000 < Balance <=    35,000      10           321,520.36       0.76
   35,000 < Balance <=    40,000      22           854,523.83       2.02
   40,000 < Balance <=    45,000      11           462,064.96       1.09
   45,000 < Balance <=    50,000      33         1,596,964.74       3.78
   50,000 < Balance <=    55,000      20         1,046,538.75       2.48
   55,000 < Balance <=    60,000      25         1,449,250.41       3.43
   60,000 < Balance <=    65,000      31         1,960,066.20       4.64
   65,000 < Balance <=    70,000      31         2,104,508.12       4.99
   70,000 < Balance <=    75,000      30         2,180,256.53       5.17
   75,000 < Balance <=    80,000      27         2,110,054.24       5.00
   80,000 < Balance <=    85,000      15         1,242,675.03       2.94
   85,000 < Balance <=    90,000      33         2,896,605.27       6.86
   90,000 < Balance <=    95,000      29         2,707,513.73       6.42
   95,000 < Balance <=   100,000      16         1,569,939.66       3.72
  100,000 < Balance <=   125,000      68         7,519,654.47      17.82
  125,000 < Balance <=   150,000      36         4,970,707.32      11.78
  150,000 < Balance <=   200,000      24         4,063,552.06       9.63
  200,000 < Balance <=   250,000       6         1,379,679.44       3.27
  250,000 < Balance <=   300,000       4         1,079,726.50       2.56
  300,000 < Balance <=   350,000       1           324,950.00       0.77
--------------------------------------------------------------------------
Total....................           486       $ 42,199,745.53     100.00%
==========================================================================

                             MORTGAGED PROPERTIES



                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance
--------------------------------------------------------------------------
Single Fam                       427        37,140,655.99      88.01
PUD                                5           278,197.52       0.66
Condominium                       11           673,154.67       1.60
2-4 Family                        43         4,107,737.35       9.73
--------------------------------------------------------------------------
Total...............             486      $ 42,199,745.53     100.00%
==========================================================================


                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
Occupancy Status               Loans         Balance          Balance
--------------------------------------------------------------------------
  Owner Occ                      456      39,887,591.92        94.52
  Investor                        25       2,019,165.18         4.78
  Second Home                      5         292,988.43         0.69
--------------------------------------------------------------------------
Total..................          486     $42,199,745.53       100.00%
==========================================================================



         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                               DISTRIBUTION OF
                            MAXIMUM MORTGAGE RATES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
          Gross            Mortgage       Principal          Principal
         Life Cap            Loans         Balance            Balance
--------------------------------------------------------------------------
13.50 < Life Cap <= 14.00        4         294,447.73           0.70
14.00 < Life Cap <= 14.50       65       6,030,164.57          14.29
14.50 < Life Cap <= 15.00       95       8,223,629.77          19.49
15.00 < Life Cap <= 15.50       82       7,540,071.48          17.87
15.50 < Life Cap <= 16.00       92       8,098,833.39          19.19
16.00 < Life Cap <= 16.50       40       3,195,729.27           7.57
16.50 < Life Cap <= 17.00       50       4,398,341.05          10.42
17.00 < Life Cap <= 17.50       31       2,124,505.56           5.03
17.50 < Life Cap <= 18.00       17       1,491,791.30           3.54
18.00 < Life Cap <= 18.50        5         397,714.13           0.94
18.50 < Life Cap <= 19.00        2         188,641.47           0.45
19.00 < Life Cap <= 19.50        1          41,494.00           0.10
19.50 < Life Cap <= 20.00        1          84,489.00           0.20
20.00 < Life Cap <= 20.50        1          89,892.81           0.21
--------------------------------------------------------------------------
Total.................         486     $42,199,745.53         100.00%
==========================================================================


                                DISTRIBUTION OF
                            MINIMUM MORTGAGE RATES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
           Gross             Mortgage     Principal          Principal
         Life Floor            Loans       Balance            Balance
--------------------------------------------------------------------------
 6.50 < Life Floor <=  7.00        3       214,655.04           0.51
 7.00 < Life Floor <=  7.50       59     5,570,840.34          13.20
 7.50 < Life Floor <=  8.00       80     6,986,542.06          16.56
 8.00 < Life Floor <=  8.50       63     6,157,526.09          14.59
 8.50 < Life Floor <=  9.00       72     6,874,813.38          16.29
 9.00 < Life Floor <=  9.50       70     5,479,908.51          12.99
 9.50 < Life Floor <= 10.00       61     5,129,073.48          12.15
10.00 < Life Floor <= 10.50       29     2,048,074.51           4.85
10.50 < Life Floor <= 11.00       33     2,584,027.67           6.12
11.00 < Life Floor <= 11.50        4       169,364.93           0.40
11.50 < Life Floor <= 12.00        8       656,165.17           1.55
12.00 < Life Floor <= 12.50        2       154,372.54           0.37
12.50 < Life Floor <= 13.00        1        84,489.00           0.20
13.50 < Life Floor <= 14.00        1        89,892.81           0.21
--------------------------------------------------------------------------
Total.................           486   $42,199,745.53         100.00%
==========================================================================


                               DISTRIBUTION OF
                                   MARGINS


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
        Gross              Mortgage       Principal          Principal
        Margin               Loans         Balance            Balance
--------------------------------------------------------------------------
 3.0 < Margin <=  4.0           66       5,842,105.61          13.84
 4.0 < Margin <=  5.0          144      12,709,857.65          30.12
 5.0 < Margin <=  6.0          138      12,042,040.97          28.54
 6.0 < Margin <=  7.0          103       8,474,998.24          20.08
 7.0 < Margin <=  8.0           30       2,742,785.33           6.50
 8.0 < Margin <=  9.0            5         387,957.73           0.92
--------------------------------------------------------------------------
Total.................         486    $ 42,199,745.53         100.00%
==========================================================================

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          LOAN SUMMARY STRATIFIED BY
                                 PERIODIC CAP


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                        Number of          Unpaid            Aggregate
Periodic                Mortgage          Principal          Principal
  Cap                     Loans            Balance            Balance
--------------------------------------------------------------------------
  1.000                     471         40,627,903.90          96.28
  1.500                      15          1,571,841.63           3.72
--------------------------------------------------------------------------
Total.................      486       $ 42,199,745.53         100.00%
==========================================================================


                          Originator type

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance
--------------------------------------------------------------------------
 Retail                  299              27,413,960.05        64.96
 Wholesale                39               4,136,813.31         9.80
 Wholesale low ltv       148              10,648,972.17        25.23
--------------------------------------------------------------------------
Total...............     486            $ 42,199,745.53       100.00%
==========================================================================








         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.